                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 21, 1999
                                                         -----------------

                          SATCON TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                001-11512            04-2857552
--------------------------------------------------------------------------------
   (State or Other              (Commission        (IRS Employer
   Jurisdiction of              File Number)       Identification No.)
   Incorporation)


               161 First Street, Cambridge, Massachusetts         02142
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)


    Registrant's telephone number, including area code:      (617) 661-0540
                                                            -----------------


                                 Not Applicable
                                --------------
          (Former Name or Former Address, if Changed Since Last Report)



This Amendment No. 2 to the Registrant's Current Report on Form 8-K/A dated
October 21, 1999 is being filed to adjust the unaudited pro forma combined consolidated financial statements to reflect the Registrant's restated financial statements for the fiscal years ended September 30, 1997, 1998 and 1999. For a discussion of the restatement, see "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes included in Amendment No. 2 to the Registrant's
Annual Report on Form 10-K/A for the year ended September 30, 1999 as filed with the Securities and Exchange Commission on September 18, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


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                                                                            Page
                                                                            ----

    Unaudited Pro Forma Combined Consolidated Financial Statements

    Introduction to Unaudited Pro Forma Combined Consolidated Financial
       Statements                                                             1

    Unaudited Pro Forma Combined Consolidated Financial Statements:

         Unaudited Pro Forma Combined Consolidated Balance Sheet
           as of September 30, 1999                                           2


         Unaudited Pro Forma Combined Consolidated Statement of
           Operations for the year ended September 30, 1999                   3

         Unaudited Pro Forma Combined Consolidated Statement of
           Operations for the year ended September 30, 1998                   4

         Notes to Unaudited Pro Forma Combined Consolidated
           Financial Statements                                               5

c) Exhibits
   None.

d) Signatures                                                                 6


INTRODUCTION TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

  On October 21, 1999, SatCon Technology Corporation ("SatCon") completed its acquisition of Ling Electronics, Inc. and Ling Electronics, Ltd. (collectively, "Ling") from Mechanical Technology Incorporated ("MTI"). In consideration for the acquisition of Ling, MTI received $70,000 and 770,000 shares of SatCon's common stock, $0.01 par value per share.

  The following unaudited pro forma combined consolidated balance sheets as of September 30, 1999 and the unaudited pro forma combined consolidated statements of operations for the years ended September 30, 1999 and 1998 give effect to the acquisition described above accounted for under the purchase method of accounting. The unaudited pro forma combined consolidated financial statements are based on historical consolidated financial statements of SatCon and Ling under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma combined consolidated financial statements.

  The unaudited pro forma combined consolidated balance sheet assumes that the acquisition was consummated on September 30, 1999 and the unaudited pro forma combined consolidated statements of operations for the years ended September 30, 1999 and 1998 assumes the acquisition was consummated on October 1, 1998 and October 1, 1997, respectively.

  The unaudited pro forma combined consolidated financial statements may not be indicative of the results that actually would have occurred if the acquisition had been consummated on the dates indicated or which may be obtained in the future. The unaudited pro forma combined consolidated financial statements should be read in conjuction with the historical consolidated financial statements of SatCon and Ling.

                          SATCON TECHNOLOGY CORPORATION
                          UNAUDITED PRO FORMA COMBINED
                           CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

                                                                                             AS OF SEPTEMBER 30, 1999
                                                                               ---------------------------------------------------
                                                                                 SATCON       LING         PRO FORMA     PRO FORMA
                                                                               HISTORICAL   HISTORICAL    ADJUSTMENTS    COMBINED
                                                                               ----------   ----------    -----------    ---------
                                     ASSETS
Current assets:
      Cash and cash equivalents ............................................    $  2,533     $    64     $    (70)(1)     $  2,527
      Accounts receivable, net .............................................       2,799       2,377                         5,176
      Unbilled contract costs and fees, net ................................       1,462          --                         1,462
      Inventory ............................................................       3,698       2,807                         6,505
      Prepaid expenses and other current assets ............................         349         122          (18)(3)          453
                                                                                --------     -------     --------         --------
             Total current assets ..........................................      10,841       5,370          (88)          16,123
Investment in Beacon Power Corporation......................................         415          --                           415
Property and equipment,  net ...............................................       3,261         394         (144)(2)        3,511
Intangibles, net ...........................................................       3,194          --        3,755 (3)        6,949
Other long-term assets .....................................................         104          --                           104
                                                                                --------     -------     --------         --------
             Total assets ..................................................    $ 17,815     $ 5,764     $  3,523         $ 27,102
                                                                                ========     =======     ========         ========

               LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK
                            AND STOCKHOLDERS' EQUITY

Current liabilities:
      Current portion of long-term debt ....................................      $   16      $   --                        $   16
      Accounts payable .....................................................       1,564         409                         1,973
      Accrued payroll and payroll related expenses .........................         480         309                           789
      Deferred revenue .....................................................         113          14                           127
      Funding commitment to Beacon Power Corporation .......................         333          --                           333
      Other accrued expenses ...............................................         621         488          159 (3)        1,268
      Advance due Parent Company ...........................................          --       6,907       (6,907)(4)            -
                                                                                --------     -------     --------         --------
             Total current liabilities .....................................       3,127       8,127       (6,748)           4,506

Long term debt .............................................................          34          --                            34
Other long-term liabilities ................................................          30          --                            30

Commitments and contingencies
Contingent obligation to Class D preferred
     stockholders of Beacon Power Corporation...............................       5,309          --                         5,309
Redeemable convertible preferred stock .....................................       4,894          --                         4,894


                          STOCKHOLDERS' EQUITY


Preferred stock ............................................................          --          --                            --
Common stock ...............................................................          96          --            8 (5)          104
Additional paid-in capital .................................................      37,074       1,636        6,264 (4),(5)   44,974
Common stock held in escrow ................................................        (428)         --                          (428)
Amounts receivable from exercise of stock options ..........................      (1,817)         --                        (1,817)
Accumulated deficit ........................................................     (30,254)     (3,988)       3,988 (5)      (30,254)
Accumulated other comprehensive loss .......................................                     (11)          11 (5)            -
Treasury stock, at cost ....................................................        (250)                                     (250)
                                                                                --------     -------     --------         --------

             Total stockholders' equity ....................................       4,421      (2,363)      10,271           12,329
                                                                                --------     -------     --------         --------

                   Total liabilities, redeemable convertible preferred stock
                          and stockholders' equity .........................    $ 17,815     $ 5,764     $  3,523         $ 27,102
                                                                                ========     =======     ========         ========

                          SATCON TECHNOLOGY CORPORATION
                          UNAUDITED PRO FORMA COMBINED
                      CONSOLIDATED STATEMENT OF OPERATIONS

                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999
                                                                -----------------------------------------------------------
                                                                   SATCON          LING           PRO FORMA       PRO FORMA
                                                                 HISTORICAL     HISTORICAL       ADJUSTMENTS      COMBINED
                                                                 ----------     ----------       -----------      ---------
Revenue:
Product revenue.............................................      $  9,123        $  8,372                       $  17,495
Funded research and development and other revenue...........         6,355                                           6,355
                                                                 ---------     -----------        --------       ---------
  Total Revenue ............................................        15,478           8,372                          23,850
Operating costs and expenses:
Cost of product revenue ....................................         9,511           6,213             (84)(1)      15,640

Research and development and
 other revenue expenses:
  Funded research and development and other
   revenue expenses ........................................         5,828              --                           5,828
  Unfunded research and development expenses................           726             188                             914
                                                                 ---------     -----------        --------       ---------
    Total research and development expenses.................         6,554             188                           6,742

Selling, general and administrative expenses ...............         8,819           3,058                          11,877
Goodwill amortization ......................................           371                             536 (2)         907
                                                                 ---------     -----------        --------       ---------
Total operating costs and expenses .........................        25,255           9,459             452          35,166
                                                                 ---------     -----------        --------       ---------
Operating loss .............................................        (9,777)         (1,087)           (452)        (11,316)
Other losses ...............................................          (150)             --                            (150)
Interest income ............................................            42              --                              42
Interest expense ...........................................          (116)             --                            (116)
                                                                 ---------     -----------        --------       ---------
Net loss before income taxes, and loss from
 Beacon Power Corporation ..................................       (10,001)         (1,087)           (452)        (11,540)
Provision for income taxes .................................          --                                                --
Loss from Beacon Power Corporation .........................        (4,341)             --                          (4,341)
                                                                 ---------     -----------        --------       ---------
Net loss ...................................................       (14,342)         (1,087)           (452)        (15,881)

Accretion of redeemable convertible preferred
 stock discount ............................................           (51)             --                             (51)
                                                                 ---------     -----------        --------       ---------
Net loss attributable to common stockholders ...............     $ (14,393)    $    (1,087)       $   (452)      $ (15,932)
                                                                 =========     ===========        ========       =========
Net loss per share, basic and diluted ......................     $   (1.57)                                      $   (1.60)
                                                                 =========                                       =========
Weighted average number of common shares, basic and diluted      9,176,041                         770,000       9,946,041
                                                                 =========                        ========       =========

                          SATCON TECHNOLOGY CORPORATION
                          UNAUDITED PRO FORMA COMBINED
                      CONSOLIDATED STATEMENT OF OPERATIONS

                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           FOR THE YEAR ENDED SEPTEMBER 30, 1998
                                                                ----------------------------------------------------------
                                                                  SATCON          LING           PRO FORMA      PRO FORMA
                                                                HISTORICAL     HISTORICAL       ADJUSTMENTS      COMBINED
                                                                ----------     ----------       -----------     ---------
Revenue:
Product revenue.............................................      $  7,520      $   12,234                       $  19,754
Funded research and development
 revenue....................................................         8,011                                           8,011
                                                                 ---------     -----------        --------       ---------
     Total Revenue .........................................        15,531          12,234                          27,765
Operating costs and Expenses:
Cost of product revenue ....................................         5,474           8,986             (88)(1)      14,372
Research and development
 and other revenue expenses:
  Funded research and development and other
   revenue expenses ........................................         5,517              --                           5,517
  Unfunded research and development expenses ...............         1,277              99                           1,376
                                                                 ---------     -----------        --------       ---------
     Total research and development expenses ...............         6,794              99                           6,893
Selling, general and administrative expenses ...............         4,523           3,584                           8,107
Goodwill amortization ......................................           291                             536 (2)         827
                                                                 ---------     -----------        --------       ---------
Total operating costs and expenses .........................        17,082          12,669             448          30,199
                                                                 ---------     -----------        --------       ---------
Operating loss .............................................        (1,551)           (435)           (448)         (2,434)
Interest income ............................................           180              --                             180
Interest expense ...........................................           (10)             --                             (10)
                                                                 ---------     -----------        --------       ---------
Net loss before income taxes and loss from
 Beacon Power Corporation ..................................        (1,381)           (435)           (448)         (2,264)
Provision for income taxes .................................            (4)             --                              (4)
Loss from Beacon Power Corporation .........................        (3,473)             --                          (3,473)
                                                                 ---------     -----------        --------       ---------
Net loss ...................................................     $  (4,858)    $      (435)       $   (448)      $  (5,741)
                                                                 =========     ===========        ========       =========
Net loss per share, basic and diluted ......................     $   (0.54)                                      $   (0.59)
                                                                 =========                                       =========
Weighted average number of common shares, basic and diluted      8,956,671                         770,000       9,726,671
                                                                 =========                        ========       =========


NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

    The unaudited pro forma combined consolidated balance sheet gives effect to the acquisition, which was accounted for under the purchase method of accounting, as if it had been consummated on September 30, 1999.

    The following is a summary of adjustments reflected in the unaudited pro forma combined consolidated balance sheet:

(1)  Represents $70,000 of cash paid pursuant to the stock purchase agreement.
(2) Represents the adjustments to reflect the fair value of Ling's property and equipment.

(3) Represents the purchase price of approximately $7,806,000, including direct acquisition costs of $177,000 of which approximately $18,000 had been incurred as of September 30, 1999, in excess of the fair value of the net assets acquired of approximately $4,071,000.

(4) Represents the contribution of the advance due the parent company of Ling to the equity of Ling prior to the acquisition.
(5) Represents the elimination of Ling's historical equity and the recording of the purchase price.

    The unaudited pro forma combined consolidated statements of operations have been prepared to reflect the acquisition as if it occurred on October 1, 1997. The excess of the purchase price over the fair value of the net assets acquired is being amortized on a straight-line basis over a 7-year period. Pro forma net loss per share has been computed using the weighted average shares of common stock outstanding adjusted for the issuance of 770,000 shares in connection with the acquisition.

    The following is a summary of adjustments reflected in the unaudited pro forma combined consolidated statements of operations:

(1) Represents the adjustment to depreciation expense to reflect the fair value of Ling's property and equipment.
(2) Represents the amortization of goodwill associated with the acquisition of Ling.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SATCON TECHNOLOGY CORPORATION



Date: May 1, 2001            By: /s/ Sean F. Moran
                                 ----------------------------------------------
                                 Sean F. Moran
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)


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